UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 16, 2024

EON RESOURCES INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41278	85-4359124
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3730 Kirby Drive, Suite 1200

Houston, Texas 77098

(Address of principal executive offices, including zip code)

(713) 834-1145

(Registrant’s telephone number, including area code)

HNR ACQUISITION CORP

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading symbol	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	EONR	NYSE American
Redeemable warrants, exercisable for three quarters of one share of Class A Common Stock at an exercise price of $11.50 per share	EONR WS	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On September 16, 2024, EON Resources Inc. (f/k/a HNR Acquisition Corp) (the “Company”) filed a Certificate of Amendment (the “Certificate of Amendment”) to its Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware to change the Company’s name from “HNR Acquisition Corp” to “EON Resources Inc.”, effective at 11:59PM on September 17, 2024.

Following the change of the Company’s name from HNR Acquisition Corp to EON Resources Inc., effective at the beginning of trading on September 18, 2024, the Company’s Class A Common Stock, par value $0.0001 per share (“Class A Common Stock”), began trading on the NYSE American under the symbol “EONR” and the Company’s redeemable warrants, exercisable for three quarters of one share of Class A Common Stock at an exercise price of $11.50 per share (“Public Warrants”), began trading on the NYSE American under the symbol “EONR WS”. The CUSIP numbers for the Company’s Class A Common Stock and Public Warrants did not change.

In addition, the Company’s Board of Directors approved amended and restated by-laws (“A&R By-Laws”) to reflect the change of the Company’s name from HNR Acquisition Corp to EON Resources Inc.

The foregoing description of the Certificate of Amendment and the A&R By-Laws does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Amendment and the A&R By-Laws, which are filed as Exhibit 3.1 and Exhibit 3.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On September 18, 2024, the Company issued a press release announcing the effectiveness of the change in the Company’s name and ticker symbols. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.

In addition, attached as Exhibit 99.2 is an updated investor presentation with respect to the corporate name change for use by the Company in meetings with certain of its stockholders, investors, as well as other persons.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 of this Current Report on Form 8-K, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by reference in such a filing. Furthermore, the furnishing of information under Item 7.01 of this Current Report on Form 8-K is not intended to constitute a determination by the Company that the information contained herein, including the exhibits hereto, is material or that the dissemination of such information is required by Regulation FD.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit Number	Description
3.1	Certificate of Amendment to Certificate of Incorporate as filed with the Secretary of State of the State of Delaware on September 16, 2024
3.2	Amended and Restated By-Laws of the Company, effective September 17, 2024
99.1	Press Release of the Company dated September 18, 2024
99.2	Investor Presentation updated as of September 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

September 18, 2024	EON Resources Inc.

	By:	/s/ Mitchell B. Trotter
	Name:	Mitchell B. Trotter
	Title:	Chief Financial Officer

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